UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2005

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
(Address of principal executive offices)  (Zip code)
Registrant’s telephone number, including area code:  (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On November 21, 2005, Metretek Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing that PowerSecure, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, had received verbal orders from two large commercial customers for distributed generation projects that are anticipated to generate revenues in excess of $45 million in the aggregate. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release of Metretek Technologies, Inc., issued November 21, 2005, announcing large verbal orders received by PowerSecure, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: November 21, 2005

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